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                                                                    EXHIBIT 23.6

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Metrocall, Inc., of our report dated February 3, 1995, except as to the first paragraph of Note 8 for which the date is August 31, 1995, relating to the consolidated financial statements of Network Paging Corporation.

                                          /s/     PRICE WATERHOUSE LLP
                                          ------------------------------------
                                                  PRICE WATERHOUSE LLP

Tampa, Florida
June 16, 1997